UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

       DATE OF REPORT (Date of earliest event reported): October 12, 2004

                             ----------------------

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                             ----------------------

          INDIANA                    0-17071                    35-1544218
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)


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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On October 12, 2004, the Board of Directors of First Merchants Corporation (the "Corporation") amended and restated the Corporation's Bylaws. The amended Bylaws were effective as of October 12, 2004. The following description is a brief summary of the amendments to the Bylaws. This summary is not intended to be complete, and it is qualified in its entirety by reference to the Corporation's Bylaws, as amended, included as Exhibit 3(ii) to this report.

Previous Provision(s)                     Provision(s) as Amended
---------------------                     -----------------------

In some instances, the Bylaws used        The masculine references were amended
masculine references such as he, him      to be gender-neutral.
and his.

Article I, Section 2
The Bylaws listed the registered          The reference to the registered agent
agent and office of the Corporation.      and office was deleted.  This
                                          information is contained in the
                                          Corporation's Articles of
                                          Incorporation.

Article III, Section 5
The Bylaws did not specifically           The Bylaws were amended to
provide for the holding of shares of      specifically provide that a
the Corporation in book entry form.       shareholder of the Corporation may
                                          hold shares in a book entry stock
                                          account.


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Article IV, Section 2
The Bylaws provided that the annual       The Bylaws were amended to provide
meeting of shareholders was to be         that the Board of Directors will set
held on the third Tuesday in April,       the date for the annual meeting of
or such other day as determined by        shareholders by resolution.
the Board of Directors.

Article IV, Section 6(b)
No corresponding provision.               The Bylaws were amended to allow
                                          shareholder voting at meetings by
                                          electronic means or any other method
                                          allowed by law.

Article IV, Section 7
                                          This Section was rewritten to
                                          correspond more closely with the
                                          Indiana Business Corporation Law.

Article IV, Section 9
The Bylaws provided for nominations       The Bylaws were amended to provide
for election to the Board of              that the Nominating and Governance
Directors by the Board of Directors       Committee of the Board of Directors
or any shareholder.                       controls nominations for election to
                                          the Board of Directors.  Any
                                          shareholder may suggest a candidate
                                          for consideration by the Nominating
                                          and Governance Committee, which
                                          candidate shall be evaluated in the
                                          same manner as other candidates.

Article V, Section 5
The Bylaws provided for delivery of       The Bylaws were amended to allow for
notice of meetings to Directors by        delivery of notice of meetings to
telephone, telegraph, cable or            Directors by personal delivery,
mailing.                                  telephone, facsimile, electronic
                                          means, mailing or express private
                                          delivery service.

Article V, Section 10
The Bylaws limited the record date        The Bylaws were amended to remove this
for determining shareholders              requirement.
entitled to dividends to not more
than fifty (50) days prior to the
payment date for such dividend.


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Article V, Section 12
No corresponding provision.               The Bylaws were amended to
                                          specifically provide for a Nominating
                                          and Governance Committee of the Board
                                          of Directors.

The Bylaws provided that directors        The Bylaws were amended to delete this
of the Corporation's affiliates           provision.
could serve on Committees of the
Board of Directors of the
Corporation as "affiliate
representatives."

The Bylaws provided that the Board        The Bylaws were amended to grant the
of Directors determined the calling       committees of the Board of Directors
and holding of meetings by its            the authority to make these
committees and the procedure for          determinations in addition to the
conducting its meetings.                  Board of Directors.

Article VI, Section 1
No corresponding provision                The Bylaws were amended to
                                          specifically grant the Board of
                                          Directors the authority to appoint a
                                          Chief Executive Officer, chief
                                          operating officer and a chief
                                          financial officer.

Article VI, Section 9
The Bylaws provided that the              The Bylaws were amended to
President was the chief executive         specifically provide for the office of
officer of the Corporation and had        Chief Executive Officer and outline
general supervision over the affairs      the duties accompanying such office.
of the Corporation.  The President        The Chief Executive Officer now has
also served as an ex-officio member       general supervision over the affairs
of all standing committees of the         of the Corporation.  The historic
Board of Directors.                       duties of the President were divided
                                          between the offices of Chief Executive
                                          Officer and President.  Neither the
                                          Chief Executive Officer nor the
                                          President serves as an ex-officio
                                          member on any committee of the Board
                                          of Directors.


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Article VI, Section 11
The Bylaws outlined an office of          The Bylaws were amended to
Vice President.  If the President         specifically provide for Executive
became absent or disabled, unless         Vice Presidents, Senior Vice
the Board of Directors determined         Presidents, First Vice Presidents
otherwise, the most senior Vice           and/or other Vice Presidents.  The
President was to perform the duties       Board is required to designate one of
and exercise the powers of the            the Vice Presidents (an Executive Vice
President.                                President, if one has been appointed)
                                          to perform the duties and exercise the
                                          powers of the President in the
                                          President's absence or disability.

Article VI, Section 12
No corresponding provision.               The Bylaws were amended to provide all
                                          acts affecting the Treasurer's duties
                                          and responsibilities shall be subject
                                          to the review and approval of the
                                          Corporation's chief financial officer.

Article VI, Section 13
The Board of Directors was required       This provision was deleted.
to fix the salaries of the principal
officers, while the salaries of the
subordinate officers were to be
fixed by the President.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATE: October 15, 2004.

                                        FIRST MERCHANTS CORPORATION


                                        By: /s/ Larry R. Helms
                                            Larry R. Helms,
                                            Senior Vice President


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                                  EXHIBIT INDEX

      3(ii) Bylaws of the Corporation, as amended October 12, 2004